BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated April 19, 2013

to the Summary Prospectus dated November 28, 2012

The following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Fredericks	2011	Managing Director of BlackRock, Inc.
Philip Brides, CFA	2011	Director of BlackRock, Inc.
Lutz-Peter Wilke, CFA	2011	Director of BlackRock, Inc.
Justin Christofel, CFA	2011	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-MAIP-0413SUP